Attachment to N-CEN Item G.1.b.ii. (KMF)

On or about August 6, 2018, the Registrant completed the issuance and sale, in private placements, of: (i) $20 million aggregate liquidation preference of Series D Mandatory Redeemable Preferred Shares (“MRP Shares”) with a term redemption date of September 7, 2021, liquidation preference $25.00 per share and a dividend rate equal to 3.36% per annum; (ii) $20 million aggregate liquidation preference of Series E MRP Shares with a term redemption date of November 29, 2024, liquidation preference $25.00 per share and a dividend rate equal to 4.07% per annum; (iii) $5.08 million aggregate principal amount 2.59% Series F Senior Unsecured Notes (“Notes”) due August 8, 2018; (iv) $24.54 million aggregate principal amount 3.07% Series G Notes due August 8, 2020; (v) $42.31 million aggregate principal amount 3.72% Series H Notes due August 8, 2023; (vi) $38.08 million aggregate principal amount 3.82% Series I Notes due August 8, 2025; and (vii) $5 million aggregate principal amount 3.36% Series J Notes due October 7, 2021.

The securities were issued in connection with the reorganization of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) with and into the Registrant. Pursuant to the Agreement and Plan of Reorganization, KYE preferred stockholders received the newly issued Series D and E MRP Shares as replacement for and on terms identical to their previously held KYE Series C and D MRP Shares, respectively, and KYE noteholders received the newly issued Series F, G, H, I and J Notes as replacement for and on terms identical to their previously held KYE Series I, J, K, L and M Notes, respectively.